FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 10, 1999

                WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


           Massachusetts               2-84760               04-2839837
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                               Number)




                               55  Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A

                 (Former address, if changed since last report)


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of December 10, 1999 Imowitz Koenig & Co., LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of Winthrop Growth Investors 1 Limited Partnership (the "Registrant" or the "Partnership"), was terminated. As of the same date, the firm of Arthur Andersen LLP was engaged to provide the service for the Registrant.

The audit reports of Imowitz Koenig & Co., LLP on the financial statements of the Partnership as of and for the years ended December 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the managing general partner of the Partnership on December 10, 1999.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits

          16.1 Letter dated December 14, 1999, from the former accountant regarding its concurrence with the statements made by the Registrant in this Current Report.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         WINTHROP GROWTH INVESTORS 1 LIMITED PARTNERSHIP

                         By:  Two Winthrop Properties, Inc.
                              Managing General Partner

                         By:  /s/ Patrick J. Foye
                              Patrick J. Foye
                              Executive Vice President

                         Date:December 14, 1999




                                                                    Exhibit 16.1





December 14, 1999




Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

We have read and agree with the comments in item 4 of Form 8-K of Winthrop Growth Investors 1 Limited Partnership dated December 14, 1999.


                         Very truly yours,



                         /s/Imowitz Koenig & Co., LLP